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                                                                   Exhibit 10.11

                   SECOND AMENDMENT TO LOT PURCHASE AGREEMENT
                                (EXECUTIVE LOTS)

     THIS SECOND AMENDMENT TO LOT PURCHASE AGREEMENT (this "Amendment") is made as of the 10th day of May, 2005, by and between RENAISSANCE AT WOODLANDS, LLC, a Virginia limited liability company, hereinafter called "Seller," WOODLANDS NEIGHBORHOODS, LLC, a Virginia limited liability company, hereinafter called "Neighborhoods," and RENAISSANCE AT EVERGREEN MILLS ROAD, LLC, a Virginia limited liability company, hereinafter called "Renaissance."

                                   BACKGROUND

     A. Seller and Neighborhoods have heretofore entered into a certain Lot Purchase Agreement (Executive Lots), dated January 10, 2002, as amended by that certain Assignment and Assumption of the Agreement dated as of January ___, 2004, and by that certain First Amendment to Lot Purchase Agreement (Executive
Lots), dated February 15, 2005, with respect to the sale and purchase of certain Lots (as such term is defined therein) located in Loudoun County, Virginia (the "Executive Lots Agreement").

     B. Seller and Renaissance have heretofore entered into a certain Lot Purchase Agreement (Estate Lots), dated January 10, 2002, as amended by that certain First Amendment to Lot Purchase Agreement (Estate Lots) < dated February 15, 2005, with respect to the sale and purchase of certain Lots (as such term is defined therein) located in Loudoun County, Virginia (the "Estate Lots Agreement').

     C. Seller, Neighborhoods and Renaissance have agreed to amend and modify the Executive Lots Agreement and the Estate Lots Agreement as set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

     1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated by this reference and made a substantive part hereof. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Executive Lots Agreement.

     2. Amendment to Executive Lots Agreement. Schedule 1 to the Executive Lots Agreement is hereby amended by deleting Lot 15 and inserting Lot 13 in lieu thereof, to reflect that Lot 13 shall be purchased by Neighborhoods.

     3. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     4. Ratification. Except as modified hereby, the Executive Lots Agreement is hereby ratified and confirmed for all purposes and in all respects.

     5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties have executed this Amendment on the date indicated.

WITNESS:                                RENAISSANCE AT WOODLANDS, LLC,
                                        a Virginia limited liability company

                                        By: Stanley-Martin Woodlands, LLC,
                                            Member


/s/                                     By: /s/ Steven B. Alloy           (SEAL)
-------------------------------------       ------------------------------
                                        Name: Steven B. Alloy
                                        Title: President
                                        Date: May 10, 2005


                                        By: Woodland Properties, LLC, Member


/s/                                     By: /s/ Albert H. Small, Jr.      (SEAL)
-------------------------------------       ------------------------------
                                        Name: Albert H. Small, Jr.
                                        Title: President
                                        Date: May 10, 2005


WITNESS:                                WOODLANDS NEIGHBORHOODS, LLC,
                                        a Virginia limited liability company


/s/                                     By: /s/ Steven B. Alloy           (SEAL)
-------------------------------------       ------------------------------
                                        Name: Steven B. Alloy
                                        Title: President
                                        Date: May 10, 2005


                                        RENAISSANCE AT EVERGREEN MILLS ROAD, LLC


/s/                                     By: /s/ Albert H. Small, Jr.      (SEAL)
-------------------------------------       ------------------------------
                                        Name: Albert H. Small, Jr.
                                        Title: President
                                        Date: May 10, 2005


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